SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2003

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20086	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1250 Northland Plaza 3800 West 80th Street Bloomington, Minnesota	55431-4442
(Address of principal executive offices)	(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On September 25, 2003, Universal Hospital Services, Inc. issued a press release announcing that it has commenced a cash tender offer for all $135,000,000 outstanding principal amount of its 10 ¼% Senior Notes due 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.	Financial Statements and Exhibits.

(c)	Exhibit.

99.1	Press release issued by Universal Hospital Services, Inc. on September 25, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2003	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ JOHN A. GAPPA
John A. Gappa Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Universal Hospital Services, Inc. on September 25, 2003.

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